EXHIBIT 10.16


                          AMENDMENT AGREEMENT NO. 6 TO
                      AMENDED AND RESTATED REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT AGREEMENT is made and entered into as of this 3rd day of December, 1997, by and among SUNGLASS HUT INTERNATIONAL, INC., a Florida corporation (herein called the "Borrower"), NATIONSBANK NATIONAL ASSOCIATION (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated December 14, 1995, as amended, among such Lenders, Borrower and the Agent (the "Agreement") and each of the Lenders party to the Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of up to $60,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, as a condition to the making of the revolving loans pursuant to the Agreement the Lenders have required that all Material Subsidiaries of the Borrower guaranty payment of all Obligations of the Borrower arising under the Agreement; and

         WHEREAS, in order to induce the Lenders to enter into this Amendment Agreement the Borrower has agreed to permanently reduce the Total Revolving Credit Commitment from $60,000,000 to $40,000,000 pursuant to Section 2.08 of the Agreement;

         WHEREAS, the Borrower has requested that the Lenders further amend the Agreement and the Agent and the Lenders have agreed subject to the terms of this Amendment Agreement, to further amend the Agreement in the manner set forth herein;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         a. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         b. Amendments. Subject to the conditions hereof, the Agreement is hereby amended, effective as of October 30, 1997, as follows:

                  (i) New definitions "Borrowing Base" and "Borrowing Base Certificate" are added to Section 1.01 immediately following the definition "Borrower's Account" which definitions shall read as follows:

                  "'Borrowing Base' means an amount equal to 50% of Eligible Inventory;"

                  "'Borrowing Base Certificate' means a certificate in the form of Exhibit K hereto with appropriate insertions of date and amounts, duly executed by an Authorized Representative;"

                  (ii) A new definition "Eligible Inventory" is added to Section
1.01 immediately following the definition "Dollars" which definition shall read as follows:

                  "'Eligible Inventory' means all finished inventory, goods and products owned by the Borrower or a material Subsidiary and located within a retail or distribution facility located within the United States or a territory thereof, which facility is owned or leased by the Borrower or a Material Subsidiary;"

                  (iii) A new definition "Reduction Period" is added to Section
1.01 immediately following the definition "Required Lenders" which definition shall read as follows:

                  "'Reduction Period' means a period of 45 consecutive days during which the Revolving Credit Debit Balance shall not exceed $20,000,000 which period shall begin upon the giving of written notice to the Agent by an Authorized Representative not less than one Business Day prior to the beginning of such Reduction Period;"

                  (iv) The definition of "Revolving Credit Termination Date" in
Section 1.01 is hereby amended by deleting the date "December 14, 1998" appearing in clause (i) and inserting in lieu thereof the date "June 30, 1998."

                  (v) The definition of "Total Revolving Credit Commitment" in
Section 1.01 is amended in its entirety so that as amended it shall read as follows:

                  "'Total Revolving Credit Commitment' means an amount equal to $40,000,000, as reduced from time to time in accordance with
                  Section 2.10; provided, however, if the Agent shall not have received notice of the commencement of the Reduction Period by May 15, 1998, the Total Revolving Credit Commitment on and after May 15, 1995 shall mean $20,000,000, as reduced from time to time in accordance with Section 2.10;"

                  (vi) The second proviso of the first sentence of Section 2.01 is hereby amended in its entirety to read as follows:

                  "provided, further, however, that immediately after giving effect to each Advance, the Dollar Value of outstanding Loans shall not exceed the lesser of the Borrowing Base or the Total Revolving Credit Commitment."

                 (vii) The last sentence of Section 2.01 is hereby amended in its entirety so that as amended it shall read as follows:

                  "The Borrower agrees that if at any time the Revolving Credit Debit Balance shall exceed either the Borrowing Base or the Total Revolving Credit Commitment, the Borrower shall immediately reduce the outstanding principal amount of the Loans such that, as a result of such reduction, both the Borrowing Base and the Total Revolving Credit Commitment shall equal or exceed the Revolving Credit Debit Balance."

                  (viii) A new sentence is hereby added to the end of Section 2.03(i) which sentence shall read as follows:

                  "Each request for an Advance shall be accompanied by a Borrowing Base Certificate containing information as of a date not earlier than five (5) days preceding the date of such Advance."

                  (ix) Section 2.13 is hereby amended by deleting the date "February 1, 1998" appearing in clause (iii) thereof and inserting in lieu thereof the date December 1, 1997.

                  (x) Sections 8.03 and 8.04 are hereby amended in their entirety so that as amended they shall read as follows:

                  "8.03 Consolidated Interest Coverage Ratio. Permit at any time during the periods set forth below the Consolidated Interest Coverage Ratio to be less than that set forth opposite the period:

                               Period                         Ratio

                       3rd Quarter 1997                   1.90 to 1.00
                       4th Quarter 1997                   2.25 to 1.00
                       1st Quarter 1998 and Thereafter    2.50 to 1.00"

                  "8.04 Consolidated Fixed Charge Ratio. Permit at any time during the periods set forth below the Consolidated Fixed Charge Ratio to be less than that set forth opposite such period:

                               Period                         Ratio

                       4th Quarter 1997                   1.05 to 1.00
                       1st Quarter 1998 and Thereafter    1.10 to 1.00"

                  (xi) Section 8.05 is hereby amended by deleting the date February 2, 1998 appearing in clause (ii) thereof and inserting in lieu thereof the date December 2, 1997.

                  (xii) Section 8.06 is hereby amended in its entirety so that as amended it shall read as follows:

                  "8.06 Consolidated Leverage Ratio. Permit at any time during the periods set forth below the Consolidated Leverage Ratio to be less than that set forth opposite the period:

                               Period                         Ratio

                       4th Quarter 1997                   2.50 to 1.00
                       1st Quarter 1998 and Thereafter    2.10 to 1.00"

                  (xiii) A new Section 8.19 is hereby added to the Agreement, which Section shall read as follows:

                           "8.19. Negative Pledge Clauses. Enter into or cause,
                  suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, provided that the Borrower and any Subsidiary may enter into such an agreement in connection with property subject to any Lien permitted by this Agreement and not released after the date hereof, when such prohibition or limitation is by its terms effective only against the assets subject to such Lien."

         3. Each Material Subsidiary of the Borrower has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the other amendments to the Agreement and the other Loan Documents effected hereby and
(ii) confirming its guarantee of payment of all the Obligations.

         4. Representations and Warranties. The Borrower hereby certifies that:

                  (a) The representations and warranties made by Borrower in
         Article VI of the Agreement are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to
         Section 7.01(a) and (b);

                  (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business or as described in paragraph 2(b) of this Amendment Agreement, none of which has been a material adverse change;

                  (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. Conditions. As a condition to the effectiveness of this Amendment Agreement,

         (a) the Borrower shall deliver, or cause to be delivered to the Agent, the following:

                  (i) eight (8) counterparts of this Amendment Agreement duly executed by the Borrower and the Material Subsidiaries;

                  (ii) an amendment fee of 5 basis points times the Revolving Credit Commitment of each Lender executing this Amendment Agreement; and

                  (iii) such other instruments and documents as the Agent may reasonably request.

          (b) pursuant to Section 2.08 of the Agreement, the Total Revolving Credit Commitment of the Borrower shall be and hereby is permanently reduced by $20,000,000 so that after giving effect to such reduction the Total Revolving Credit Commitment does not exceed $40,000,000.

         6. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower and the Material Subsidiaries to enter into the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower and the Material Subsidiaries relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                       SUNGLASS HUT INTERNATIONAL, INC.

WITNESS:

___________________________            By: ______________________________
                                                Name: Larry G. Petersen
___________________________            Title:   Senior Vice President-Finance
                                                Chief Financial Officer and
                                                Treasurer

                                  GUARANTORS:

                                           SUNGLASS HUT CORPORATION
                                           SUNGLASS HUT TRADING CORPORATION
                                           SUNSATIONS SUNGLASS COMPANY
                                           SUNGLASS HUT REALTY CORPORATION
                                           SUNGLASS HUT OF FLORIDA, INC.
                                           SUNGLASS HUT ACQUISITION CORP.
                                           IHS DISTRIBUTION CORP.
                                           IHS PROCUREMENT CORP.
                                           SUNGLASS HUT EYE X COMPANY
                                           SHI SALES CORP.
                                           SUNGLASS HUT HOLDINGS OF FRANCE, INC.
                                           SUNGLASS HUT OF NORTHERN FRANCE, INC.
                                           SUNGLASS HUT OF SOUTHERN FRANCE, INC.

                                           By:
                                           Name:    Larry G. Petersen
                                           Title:   Vice President

                                           SUNGLASS HUT (U.K.) LIMITED
                                           SUNGLASS WORLD HOLDING PTY LIMITED
                                           SUNGLASS HUT OF FRANCE, S.A.

                                           By:
                                           Name:    Larry G. Petersen
                                           Title:   Director

                                           SUNGLASS HUT AUSTRALIA PTY LIMITED

                                           By:
                                           Name:    Larry G. Petersen
                                           Title:   Authorized Signatory

                                           NATIONSBANK, NATIONAL ASSOCIATION,
                                           AS AGENT FOR THE LENDERS

                                           By:
                                           Name:    Andrew M. Airheart
                                           Title:   Senior Vice President

                                           NATIONSBANK, NATIONAL ASSOCIATION,
                                           as Lender

                                           By:
                                           Name:    Andrew M. Airheart
                                           Title:   Senior Vice President

                                           ABN AMRO BANK N.V.

                                           By:
                                           Name:
                                           Title:

                                           By:
                                           Name:
                                           Title:

                                           THE BANK OF NOVA SCOTIA

                                           By:
                                           Name:
                                           Title:

                                           CREDIT LYONNAIS NEW YORK BRANCH

                                           By:
                                           Name:
                                           Title:

                                           U.S. BANK, NATIONAL ASSOCIATION
                                           (successor by merger to UNITED STATES
                                           NATIONAL BANK
                                           OF OREGON)

                                           By:
                                           Name:
                                           Title:

                                           LTCB TRUST COMPANY

                                           By:
                                           Name:
                                           Title:

                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                        SUNGLASS HUT INTERNATIONAL, INC.

STATE OF GEORGIA

COUNTY OF FULTON

         Before me, the undersigned, a Notary Public in and for said County and State on this 4th day of December, 1997 A.D., personally appeared Larry G. Petersen, known to be the Senior Vice President-Finance, Chief Financial Officer and Treasurer of Sunglass Hut International, Inc. (the "Borrower"), who, being by me duly sworn, says he works at 255 Alhambra Circle, Coral Gables, Florida 33134, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Amendment Agreement dated December 3, 1997, was signed by him as said Senior Vice President-Finance, Chief Financial Officer and Treasurer on behalf of the Borrower.

         Witness my hand and official seal this 4th day of December, 1997.

                                              ----------------------------------
                                                         Notary Public

(SEAL)

My commission expires:  _______________

                                        AFFIDAVIT OF _______________________
                                                         (Name of Affiant)

         The undersigned, being first duly sworn, deposes and says that:

         1. He is a _____ Vice President of NationsBank, National Association and works at 600 Peachtree Street, N.E., Atlanta, Georgia 30308.

         2. The Amendment Agreement of Sunglass Hut International, Inc. dated December 3, 1997 was executed before him and delivered to him on behalf of the Lenders on December 4, 1997.

         This the 4th day of December, 1997.

                                             -----------------------------------
                                             (Signature of Affiant)

                          Acknowledgement of Execution

STATE OF GEORGIA

COUNTY OF FULTON

         Before me, the undersigned, a Notary Public in and for said County and State on this 4th day of December, 1997 A.D., personally appeared
_______________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this 4th day of December, 1997.

                                             -----------------------------------
                                                        Notary Public

(SEAL)

My Commission Expires:  ________________